UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2013
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DreamWorks Animation SKG, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California		91201
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (818) 695-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On May 29, 2013, Nathan Myhrvold and Richard Sherman ceased to be directors of DreamWorks Animation SKG, Inc. (the “Company”). As the Company previously disclosed in its public filings with the Securities and Exchange Commission, each of Mr. Myhrvold and Mr. Sherman had previously informed the Company that he did not intend to stand for re-election at the Company's 2013 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 29, 2013.

(e)  At the Annual Meeting, the stockholders approved the 2013 Annual Incentive Plan (the “Plan”). The Company's Board of Directors had previously adopted the Plan, subject to stockholder approval. For a description of the Plan, see the Company's definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 19, 2013. A copy of the Plan was attached as Annex A to the Proxy Statement.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
On May 29, 2013, DreamWorks Animation SKG, Inc. (the “Company”) held its Annual Meeting of Stockholders. The agenda items for such meeting are shown below along with the vote of the Company's Class A and Class B common stock, voting together as a single class, with respect to such agenda items.

1.	Election of eight directors to serve for the ensuing year or until their successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Jeffrey Katzenberg	153,016,091	26,259,328	6,640,341
Lewis W. Coleman	177,421,219	1,854,200	6,640,341
Harry Brittenham	142,106,077	37,169,342	6,640,341
Thomas E. Freston	174,519,428	4,755,991	6,640,341
Lucian Grainge	178,842,223	433,196	6,640,341
Mellody Hobson	174,308,789	4,966,630	6,640,341
Jason Kilar	178,841,726	433,693	6,640,341
Michael Montgomery	178,842,538	432,881	6,640,341

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the year ending December 31, 2013.

Number of Votes
Votes for	185,734,928
Votes against	167,554
Votes abstained	13,278

3.	An advisory vote to approve named executive officer compensation.

Number of Votes
Votes for	138,609,853
Votes against	40,578,197
Votes abstained	87,369
Broker non-votes	6,640,341

4.	Approval of the adoption of the 2013 Annual Incentive Plan.

Number of Votes
Votes for	173,306,470
Votes against	5,933,260
Votes abstained	35,689
Broker non-votes	6,640,341

5.	Stockholder proposal to consider recapitalization plan to provide that all of the Company's outstanding stock have one vote per share.

Number of Votes
Votes for	47,583,345
Votes against	131,666,984
Votes abstained	25,090
Broker non-votes	6,640,341

ITEM 9.01.     Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	2013 Annual Incentive Plan (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.
Date: June 3, 2013	By:	/s/ Andrew Chang
Andrew Chang
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	2013 Annual Incentive Plan (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013).